                                 UNITED STATES

                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                                  FORM 8-K/A

                          Current Report Pursuant To

          Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (date of earliest event reported) May 14, 1996



                        BERKSHIRE REALTY COMPANY, INC.

Delaware                                   1-10660              04-3086485
(State or other jurisdiction of        (Commission             (IRS employer
incorporation or organization)         file number)          identification no.)


470 Atlantic Avenue, Boston, Massachusetts            02210
(Address of principal executive offices)          (Zip Code)

Registrant's telephone number, including area code (617) 423-2233

ITEM 2:   ACQUISITION OR DISPOSITION OF ASSETS

  On May 14, 1996, Berkshire Realty Company, Inc. ("The Company"), through a majority owned subsidiary, BRI OP Limited Partnership, via contribution acquired The Point Apartments from Turtle Creek Associates Limited Partnership for a value of approximately $54 million. Turtle Creek Associates Limited Partnership is approximately 71% owned by certain officers and directors of the Company. In exchange for The Point Apartments, The Company issued 1.6 million units of BRI OP Limited Partnership and assumed $35.5 million of non-recourse indebtedness on the property. Two-thirds or 1,056,500 of operating partnership units were issued at closing and the remainder will be issued within 19 months. The debt has a fixed interest rate of 7 5/8% and self-amortizes with the last payment in 2029. In order to fund escrows and rehabilitation costs at the closing, the Company drew down approximately $7.4 million on an existing credit facility.

  The Point Apartments is a 1,119 unit high-rise apartment property located in Silver Spring, Maryland. The property, which was built in 1969, is currently undergoing an extensive $15 million rehabilitation, $11 million of which is the responsibility of the Company.

                       REPORT OF INDEPENDENT ACCOUNTANTS



To the Board of Directors and Stockholders of Berkshire Realty Company, Inc.

We have audited the accompanying statements of excess (deficit) of revenues over specific operating expenses of The Point Apartments, Silver Spring, Maryland (the "Property") for the years ended December 31, 1995, 1994 and 1993. These financial statements are the responsibility of the Property's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of excess of revenues (deficit) over specific operating expenses is free of material misstatement. An audit includes examining on a test basis, evidence supporting the amounts and disclosures in the statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described in Note 2, these financial statements exclude certain expenses that would not be comparable with those resulting from the operations of the Property after acquisition by Berkshire Realty Co., Inc. The accompanying financial statements were prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and are not intended to be a complete presentation of the Property's revenues and expenses.

In our opinion, the financial statements referred to above present fairly, in all material respects, the excess (deficit) of revenues over specific operating expenses (exclusive of expenses described in Note 2) of The Point Apartments, Silver Spring, Maryland for the years ended December 31, 1995, 1994 and 1993 in conformity with generally accepted accounting principles.



Boston, Massachusetts
May 28, 1996

                             THE POINT APARTMENTS
                            SILVER SPRING, MARYLAND

                  STATEMENTS OF EXCESS (DEFICIT) OF REVENUES
                       OVER SPECIFIC OPERATING EXPENSES

             for the years ended December 31, 1995, 1994 and 1993

                                           1995        1994        1993
                                           ----        ----        ----
Revenues
   Rental Revenue                       $9,010,796  $9,332,129  $8,266,688
   Other Income                            109,140      99,581      19,757
                                        ----------  ----------  ----------

                                         9,119,936   9,431,710   8,286,445

Specific operating expenses (Note 2):
   Operating                             3,274,635   3,303,435   3,276,814
   Management                              454,701     466,606     406,249
   General and Administrative              396,051     388,242     400,489
   Repairs and Maintenance                 939,838   1,316,238   1,089,369
   Real Estate Taxes                       492,884     488,348     531,244
   Interest                              2,972,689   3,107,959   3,099,642
                                        ----------  ----------  ----------

                                         8,530,798   9,070,828   8,803,807
                                        ----------  ----------  ----------

Excess (deficit)of revenues over
  specific operating expenses           $  589,138  $  360,882  $ (517,362)
                                        ==========  ==========  ==========



    The accompanying notes are an integral part of the financial statement.

                             THE POINT APARTMENTS
                            SILVER SPRING, MARYLAND

              NOTES TO STATEMENTS OF EXCESS (DEFICIT) OF REVENUES
                       OVER SPECIFIC OPERATING EXPENSES


1. DESCRIPTION OF PROPERTY
   -----------------------

   The Point is a multi-family 1,119 unit high-rise apartment property located in Silver Spring, Maryland. The property, which was built in 1969, is currently undergoing an extensive $15 million rehabilitation. Approximately $11 million of the rehabilitation will be funded by Berkshire Realty Company, Inc. Management believes that the completion of the rehabilitation will increase the revenue generating capabilities of the property.

2. BASIS OF ACCOUNTING
   -------------------

   The accompanying statements of excess (deficit) revenues over specific operating expenses are presented on the accrual basis. These statements have been prepared in accordance with the applicable rules and regulations of the Securities and Exchange Commission for real estate properties acquired or to be acquired. Accordingly, the statements exclude certain historical expenses not comparable to the operations of the property after acquisition, such as depreciation and amortization. The Company has entered into property management contracts with an affiliate of certain directors and officers of the Company for services as management agent to the Company's properties. Such agreements provide management fees which have been reflected in the accompanying financial statements at 5% of adjusted gross revenues. The Company is also required to reimburse the same affiliate for certain expenses such as accounting and travel expenses. These expenses have been reflected in the accompanying financial statements.

   Apartment leases require the payment of rent monthly in advance. Rental revenues are recorded on the accrual basis.


   The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amount of revenues and expenses during the reporting period. Actual results could differ from those estimates.

3. DEBT
   ----

   BRI OP Limited Partnership, a majority-owned subsidiary of the Company, assumed a $35.5 million non-recourse HUD mortgage at the time of acquisition. The mortgage matures in 2029 and has an annual interest rate of 7.625%.

   Based on current borrowing rates for bank loans with similar terms and average maturities, the fair value of long-term debt is approximately $34,300,000 at December 31, 1995.

                BERKSHIRE REALTY COMPANY, INC. AND SUBSIDIARIES
            PRO FORMA CONDENSED CONSOLIDATED FINANCIAL INFORMATION

   The following unaudited pro forma Condensed Consolidated Balance Sheet of Berkshire Realty Company, Inc. ( the "Company") as of March 31, 1996, is presented as if all activities related to the acquisition of The Point Apartments including the issuance of operating partnership units, the assumption of non-recourse debt and the increase in the line of credit occurred on March 31, 1996. The pro forma Condensed Consolidated Statement of Operations for the year ended December 31, 1995 and the period from January 1, 1996 through March 31, 1996 are presented as if all activities related to the acquisition of The Point Apartments including the issuance of operating units, the assumption of non-recourse debt and the increase in the line of credit had occurred as of January 1, 1995 and 1996, respectively.

   The unaudited pro forma Condensed Consolidated Balance Sheet and Statement of Operations should be read in conjunction with the historical financial statements of the Company. In management's opinion, all adjustments necessary to reflect the above discussed transactions have been made. The unaudited pro forma Condensed Consolidated Balance Sheet and Statement of Operations are not necessarily indicative of what actual results of operations of the Company would have been for the period, nor does it purport to represent the Company's results of operations for future periods.

                BERKSHIRE REALTY COMPANY, INC. AND SUBSIDIARIES
                PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                                March 31, 1996
                                  (Unaudited)
                            (Dollars in thousands)

                                                             Berkshire
                                                              Realty                              Pro
                                                              Company           Pro              Forma
                                                                Inc.             Forma           Consol-
                                                             Historical       Adjustments        idated
                                                             ----------       -----------        ------
         ASSETS
Real estate assets:
 Multifamily apartment complexes,
   net of accumulated depreciation                           $321,657         $54,361(a)        $376,018
 Retail centers, net of accumulated
   depreciation                                                59,067                             59,067
 Investments in unconsolidated joint
   ventures                                                    41,726                             41,726
 Mortgage loans and other loans receiv-
   able, net of purchase  discounts                            20,084                             20,084
 Land and construction in progress                              5,368                              5,368
                                                             --------         -------           --------

    Total real estate assets                                  447,902          54,361            502,263

Cash and cash equivalents                                       7,087                              7,087
Mortgage-backed securities net of
 amortization                                                  10,949                             10,949
Escrows                                                         3,526           5,680(b)           9,206
Deferred charges and other assets                              11,242             285(c)          11,527
Goodwill                                                       13,244                             13,244
                                                             --------         -------           --------

    Total assets                                             $493,950         $60,326           $554,276
                                                             ========         =======           ========

LIABILITIES AND SHAREHOLDERS' EQUITY

Mortgage notes payable                                       $104,947         $35,536(d)        $140,483
Credit agreements                                              95,140           7,450(e)         102,590
Repurchase agreement                                           10,950                             10,950
Tenant security deposits, prepaid
  rents and escrows held                                        2,055                              2,055
Accrued real estate taxes, insurance
  and other liabilities                                         7,702             869(f)           8,571
                                                             --------         -------           --------

    Total liabilities                                         220,794          43,855            264,649

Commitments and contingencies

Minority interest in Operating
  Partnership                                                  17,887          16,471(g)          34,358

Shareholders' equity:
 Preferred stock, $0.01 par value;
   60,000,000 shares authorized none
    issued
 Common stock ("Shares"), $0.01 par
   value; 140,000,000 Shares authorized
   and 25,899,449 and 25,897,923 Shares
   issued, respectively                                           259                                259
 Additional paid-in-capital                                   256,753                            256,753
 Less common stock in treasury at
   cost (506,497 Shares)                                       (1,743)            -               (1,743)
                                                             --------         -------           --------

    Total shareholders' equity                                255,269             -              255,269
                                                             --------         -------           --------

    Total liabilities and
      shareholders' equity                                   $493,950         $60,326           $554,276
                                                             ========         =======           ========


   See accompanying notes to pro forma condensed consolidated balance sheet.

                BERKSHIRE REALTY COMPANY, INC. AND SUBSIDIARIES
            NOTES TO PROFORMA CONDENSED CONSOLIDATED BALANCE SHEET
                                March 31, 1996
                                  (Unaudited)


Notes:

(a)  Acquisition of The Point Apartments.
(b)  Escrows as required by the debt assumption established at acquisition.
(c)  Other assets incurred in acquisition.
(d)  Assumption of the mortgage loan.
(e)  Increase in credit line to fund The Point acquisition.
(f)  Liabilities assumed in acquisition.
(g)  BRI OP Limited Partnership units to be issued to Turtle
     Creek Associates. The Company issued 1.6 million units: two thirds or 1,056,0000 of the units issued at closing and the remainder will be issued within 19 months.

                BERKSHIRE REALTY COMPANY, INC AND SUBSIDIARIES
           PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                     For the Year Ended December 31, 1995
                                  (Unaudited)
                            (Dollars in thousands)

                                      Berkshire
                                        Realty
                                       Company                   Pro Forma     Pro Forma
                                         Inc.         The         Adjust-       Consol-
                                      Historical     Point        ments(b)      idated
                                      ----------   ---------     ---------     ---------
Revenue:
 Rental                               $70,068      $ 9,011       $   -         $79,079
 Interest from mortgage loans           2,010          -             -           2,010
 Joint venture net income               1,407          -             -           1,407
 Interest income from MBS               1,154          -             -           1,154
 Other income                           1,209          109           -           1,318
                                      -------      -------       -------       -------

    Total revenue                      75,848        9,120           -          84,968
                                      -------      -------       -------       -------

Expenses:
 Property operating expenses           17,990        3,671           -          21,661
 Repairs and maintenance                4,921          940           -           5,861
 Real estate taxes                      7,016          493           -           7,509
 Property management fees to
   an affiliate                         3,421          455           -           3,876
 Depreciation and amortization         21,983        2,959(a)        -          24,942
 General and administrative             1,356                        -           1,356
 Interest                              15,618        2,973           486(b)     19,077
 Asset management fees to an
   affiliate                            1,565                        406(c)      1,971
                                      -------      -------       -------       -------

    Total expenses                     73,870       11,491           892        86,253
                                      -------      -------       -------       -------

Income (loss) from operations           1,978       (2,371)         (892)       (1,285)

Gain on sales of properties and
  payoff of mortgage loans             15,603         -              -          15,603
                                      -------      -------       -------       -------

Income (loss) before non-recurring
  charges, extraordinary item and
  minority interest in Operating
  Partnership                          17,581       (2,371)         (892)       14,318
                                      -------      -------       -------       -------

Non-recurring charges                  (1,728)        -              -          (1,728)

Extraordinary item                       (913)        -                           (913)
                                      -------      -------       -------       -------

Net income (loss) before minority
  interest in Operating
  Partnership                          14,940       (2,371)         (892)       11,677
                                      -------      -------       -------       -------

Minority interest in Operating
 Partnership                             (154)        -             (463)(d)      (617)(1)
                                      -------      -------       -------       -------

Net income (loss)                     $14,786      $(2,371)      $(1,355)      $11,060
                                      =======      =======       =======       =======

Weighted average shares                                                     25,392,621
                                                                            ==========

Net income per weighted average share                                          $   .44
                                                                               =======

(1) The Company's weighted average share of the Operating Partnership is 94.72%.

    See accompanying notes to pro forma condensed consolidated statement of operations.

                BERKSHIRE REALTY COMPANY, INC AND SUBSIDIARIES
       NOTES TO PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                     For the Year Ended December 31, 1995
                                  (Unaudited)



Notes:

(a)  One year estimated depreciation for The Point.
(b)  Interest on credit line draw at 6.53%.
(c)  Asset management fee on The Point.
(d) Estimated minority interest (5.28%) calculated assuming The Point acquisition took place on January 1, 1995.

                BERKSHIRE REALTY COMPANY, INC AND SUBSIDIARIES
           PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                     For the Quarter Ended March 31, 1996
                                  (Unaudited)
                            (Dollars in thousands)

                                      Berkshire
                                        Realty
                                       Company                   Pro Forma     Pro Forma
                                         Inc.         The         Adjust-       Consol-
                                      Historical     Point        ments(b)      idated
                                      ----------   ---------     ---------     ---------
Revenue:
 Rental                               $19,365      $ 2,316        $   -        $21,681
 Interest from mortgage loans             585          -              -            585
 Joint venture net income                 427          -              -            427
 Interest income from MBS                 261          -              -            261
 Other income                             218           23            -            241
                                      -------      -------        -------      -------

    Total revenue                      20,856        2,339            -         23,195
                                      -------      -------        -------      -------

Expenses:
 Property operating expenses            4,694        1,023            -          5,717
 Repairs and maintenance                1,339          178            -          1,517
 Real estate taxes                      2,233          119            -          2,352
 Property management fees to
   an affiliate                           891          119            -          1,010
 Depreciation and amortization          6,258          740(a)         -          6,998
 General and administrative               528                         -            528
 Interest                               4,194          725            122(b)     5,041
 Corporate Taxes                           81          -               81
 Professional Fees                         44          -               44
 Asset management fees to an
   affiliate                              393          -               68(C)       461
                                      -------      -------        -------      -------

    Total expenses                     20,655        2,904            190       23,749
                                      -------      -------        -------      -------

Income (loss) before minority
  interest                                201         (565)          (190)        (554)
                                      -------      -------        -------      -------

Minority interest in Operating
  partnership                              (7)         -               48(d)        41(1)
                                      -------      -------        -------      -------
Net income/(loss)                     $   194      $  (565)       $  (142)     $  (513)
                                      =======      =======        =======      =======

Weighted average shares                                                     25,392,952
                                                                            ==========

Net loss per weighted average share                                             $ (.02)
                                                                               =======


(1) The Company's weighted average share of the Operating Partnership is 92.58%.



           See accompanying notes to pro forma condensed consolidated statement of operations.

                 BERKSHIRE REALTY COMPANY, INC AND SUBSIDIARIES
       NOTES TO PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                      For the Quarter Ended March 31, 1996
                                  (Unaudited)



Notes:
(a)  Three months estimated depreciation for The Point.
(b)  Three months interest on credit line draw at 6.53%.
(c) Two months of asset management fees on The Point, since the Company became self-administered on March 1, 1996.
(d) Estimated Minority Interest (7.42%) calculated assuming The Point acquisition occurred on January 1, 1996.

                                   SIGNATURES



   Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                   BERKSHIRE REALTY COMPANY INC.


                                   /s/Marianne Pritchard
                                   Marianne Pritchard
                                   Senior Vice President and
                                   Chief Financial Officer



Date:  May 29, 1996

ITEM 7.   EXHIBITS

(a)  Exhibits

  10.1 Contribution Agreement by and between Turtle Creek Associates Limited Partnership and BRI OP Limited Partnership, dated April 8, 1996.

  10.2 BRI The Point Agreement of Limited Partnership by and between BRI Texas Apartments Limited Partnership and BRI OP Limited Partnership.

  10.3 First Amendment to BRI The Point Limited Partnership Agreement by and between BRI Texas Apartments Limited Partnership and BRI OP Limited Partnership, dated March 15, 1996.

  10.4 Certificate of Limited Partnership of BRI The Point Limited Partnership dated October 20, 1995.

  10.5 Agreement of Release, Assumption of Deed of Trust Note, Deed of Trust and Regulatory Agreement by and among Turtle Creek Associates Limited Partnership, BRI The Point Limited Partnership and Berkshire Mortgage Finance Corporation, dated March 20, 1996.

  10.6 Deed of Trust by and between Turtle Creek Associates Limited Partnership and Berkshire Mortgage Finance Corporation, dated March 14, 1994.

  10.7 Deed of Trust Note by and between Turtle Creek Associates Limited Partnership and Berkshire Mortgage Finance Corporation, dated March 14, 1994.

                                       1